Victory Funds

Victory NewBridge Global Equity Fund

Supplement dated April 6, 2017

to the Prospectus dated March 1, 2017 (“Prospectus”)

The Board of Trustees of Victory Portfolios (“Trust”) has approved a Plan of Liquidation (“Plan”) for the Victory NewBridge Global Equity Fund (the “Fund”), a series of the Trust. It is anticipated that the Fund will liquidate on June 16, 2017. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund.

Effective immediately, the Fund is closed to new shareholder accounts. The Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund through June 9, 2017.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.